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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                      -----


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 21, 2001
                                                         -----------------




                           PHONETEL TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)



Ohio                               0-16715                34-146219
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(State or Other Jurisdiction     (Commission             (IRS Employer
of Incorporation)                File Number)            Identification Number)


North Point Tower, 7th Floor, 1001 Lakeside Avenue, Cleveland, Ohio   44114-1195
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(Address of Principal Executive Offices)                              (Zip Code)



Registrant's Telephone Number, including area code            (216) 241-2555
                                                  ------------------------------


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Item 4.  Changes in  Registrant's Certifying Accountant

(a) (1)  Former independent public accountants.

         (i) On December 21, 2001 BDO Seidman, LLP was dismissed as the Registrant's independent public accountants.

         (ii) The reports of BDO Seidman, LLP on the Registrant's financial statements for the two fiscal years ended December 31, 1999 and 2000 did not contain an adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the report on the Registrant's 2000 financial statements included the following modification as to uncertainty: "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Notes 2 and 11 to the financial statements, the Company has suffered recurring losses from operations, has a working capital deficiency and has been unable to comply with the terms of its debt agreement. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         (iii) The decision to dismiss BDO Seidman, LLP as the Registrant's independent public accountants was recommended and approved by the Registrant's Board of Directors.

         (iv) During the Registrant's two fiscal years ended December 31, 1999 and 2000 and through December 21, 2001, there have been no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

         (v) During the most recent fiscal year and through December 21, 2001, there have been no reportable events as defined in Regulation S-K, Item 304(a)(1)(v).

(a)(2)   New independent public accountant.

         (i) On December 21, 2001, the Registrant engaged Aidman, Piser & Company, P.A. as its new independent public accountant to audit the Registrant's financial statements for its fiscal year ended December 31, 2001.

                The Registrant has not consulted with Aidman, Piser & Company, P.A. during the previous two fiscal years and the interim period to date on any matter which was the subject of any disagreement or with respect to any "reportable event" as defined in Item 304 of Regulation S-K or on the application of accounting principles to any specified transaction, whether completed or proposed, or the type of audit opinion which might be rendered on the Registrant's financial statements.

                The Registrant's has requested Aidman, Piser & Company, P.A. to review the disclosure in this Report before filing with the Securities and Exchange Commission and has provided Aidman, Piser & Company, P.A. the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's statements, or the respects in which it does not agree with the statements made in this Report. Aidman, Piser & Company, P.A. has informed the Registrant that it has reviewed these disclosures and does not intend to furnish the Registrant with such a letter.

(a)(3)   Former accountants' letter.

         (i) The Registrant has provided BDO Seidman, LLP with a copy of the disclosures which the Registrant is making in this Item 4 and has requested that BDO Seidman, LLP furnish it with a letter addressed


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                to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of such letter dated December 27, 2001 is filed as Exhibit 16 to this Form 8-K.


Item 7. Exhibits
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         16.    Letter of BDO Seidman, LLP dated December 27, 2001.








                                   SIGNATURES



              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          PHONETEL TECHNOLOGIES, INC.



Dated: December 28, 2001                  By:  /s/  Richard P. Kebert
                                              ----------------------------------
                                              Richard P. Kebert
                                              Chief Financial Officer